UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2023

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

delaware	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 650

Golden, Colorado 80401

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AUMN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Golden Minerals Company (the “Company”) recently announced that it is selling gold-rich pyrite concentrates from its Velardeña Properties on improved terms to a buyer in Manzanillo, Mexico. The Company believes that the recently improved and updated terms for the purchase of its gold-rich pyrite concentrates allow it to consider moving forward with the re-opening of the Velardeña Properties’ mines without the need to build the BIOX plant, as previously contemplated. The Company made its first shipment of 142 tonnes of previously produced and stockpiled gold-rich pyrite concentrate under the new terms during the last week of March and is currently processing 3,000 tonnes of previously mined and stockpiled mineralized material from the Santa Juana mine for future shipments. The Company is now evaluating the economics of a restart of the Velardeña operation without the need for major capital expenditures for the BIOX facility and ancillary equipment. Pending confirmation and approval of the start-up plan from the Company’s board of directors, the Company believes that it could commence production as soon as mid-2023. To address the concerns related to mining dilution at Velardeña, the Company anticipates that it would schedule initial production from those veins that showed the best results from test mining in 2022. Ore-sorting, while showing promise to help reduce dilution, would not be required for the currently envisioned plan to resume production given the improved revenue projected from the new concentrate sales terms.

The information in this Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and applicable Canadian securities legislation, including statements regarding a potential restart of mining operations on the Velardeña Properties, including the potential timing and ability to operate profitably without the BIOX facility and potential ore-sorting technology. These statements are subject to risks and uncertainties, including increases in costs and declines in general economic conditions; changes in current payable terms for gold-bearing pyrite concentrates; changes in political conditions, in tax, royalty, environmental and other laws in the Mexico and other market conditions; and fluctuations in silver and gold prices. The Company assumes no obligation to update this information. Additional risks relating to the Company may be found in the periodic and current reports filed with the SEC by the Company, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2023

Golden Minerals Company

By:	/s/ Julie Z. Weedman
Name: Julie Z. Weedman
Title: Senior Vice President and Chief Financial Officer